UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           ---------------------------


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported)        NOVEMBER 5, 1999
                                                        ----------------


                         LASER MORTGAGE MANAGEMENT, INC.
             (Exact name of registrant as specified in its charter)



   MARYLAND                          001-13563                   22-353916
(State or other jurisdiction of    (Commission                 (IRS Employer
  incorporation)                    File Number)                 ID Number)

        65 EAST 55TH STREET, NEW YORK, NEW YORK                    10022
        (Address of principal executive offices)                 (Zip Code)

   Registrant's Telephone Number, including area code:         212-758-6200


   --------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.           Other Events.

          On November 5, 1999, LASER Mortgage Management, Inc. (the "Registrant") received a letter from Ellington Management Group, L.L.C. ("Ellington"), the complete text of which is set forth as Exhibit 99.1 hereto.

          On November 8, 1999, the Registrant responded by letter to Ellington, the complete text of which is set forth as Exhibit 99.2 hereto.

          On November 8, 1999, the Registrant issued a press release announcing that, on November 5, 1999, it received an unsolicited letter from Ellington Management Group, LLC, an investment advisor to an investment fund which holds 9.85% of the Registrant's outstanding common stock. Ellington stated that it desires to discuss a negotiated acquisition of the Registrant by funds managed by Ellington in a two step transaction which would begin with a tender offer for the Registrant's common stock and would be followed by a back-end merger, at a price of $4.15 per share. The Registrant said that its Board of Directors will meet with its financial advisor, Lehman Brothers Inc., and its outside legal counsel and will consider the proposal. The complete text of this press release is set forth as Exhibit 99.3 hereto.

          On November 10, 1999, the Registrant issued a press release announcing that its Board of Directors, after consulting with the Registrant's financial advisor, Lehman Brothers Inc., and outside legal counsel, authorized the Registrant to enter into discussions with Ellington concerning its proposed acquisition of the Registrant. Ellington has requested certain additional information from the Registrant and has agreed to extend the expiration date of its proposal to Friday November 12, 1999. The complete text of this press release is set forth as Exhibit 99.4 hereto.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a) Financial Statements

         None.

(b) Pro Forma Financial Statements

         None.

(c) Exhibits

99.1 Letter to the Registrant from Ellington Management Group, LLC, dated November 5, 1999.

99.2 Letter from the Registrant to Ellington Management Group, LLC, dated November 8, 1999.

99.3     Press Release, dated November 8, 1999.

99.4     Press Release, dated November 10, 1999.


                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    LASER MORTGAGE MANAGEMENT, INC.

                                    By: /s/ William J. Michaelcheck
                                        --------------------------------
                                        Name:  William J. Michaelcheck
                                        Title: President


Dated:   November 11, 1999

                                  EXHIBIT INDEX

EXHIBIT                                     DESCRIPTION

99.1     Letter to the Registrant from Ellington Management Group, LLC.

99.2     Letter from the Registrant to Ellington Management Group, LLC.

99.3     Press Release, dated November 8, 1999.

99.4     Press Release, dated November 10, 1999.